Exhibit 99.11

PRO FORMA EFFECT ON LORAL OF THE COMBINATION OF LORAL SKYNET

AND TELESAT CANADA

Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated statements of operations for the six month period ended June 30, 2007 and the year ended December 31, 2006 and the unaudited pro forma condensed consolidated balance sheet as of June 30, 2007 give effect to Loral Space & Communications Inc.’s (“Loral”) contribution on October 31, 2007, of substantially all of Loral Skynet Corporation’s (“Loral Skynet”) assets to Telesat Holding, a new company formed by Loral and its Canadian partner is these transactions, the Public Sector Pension Investment Board (“PSP”), which also acquired 100% of the shares of Telesat Canada and certain other assets on October 31, 2007. The unaudited pro forma information also gives effect to the cash payments Loral made in connection with the redemption of Loral Skynet’s 12% non-convertible preferred stock and certain other payments associated with the transaction. Loral will account for its investment in Telesat Holding using the equity method of accounting.

The unaudited Loral pro forma condensed consolidated financial information is based on the unaudited pro forma condensed consolidated financial information of Telesat Holding, included elsewhere herein. The Loral unaudited pro forma condensed consolidated statements of operations assume the contribution of Loral Skynet and the acquisition of Telesat Canada occurred on January 1, 2006 and the Loral unaudited condensed consolidated balance sheet assumes the transactions occurred on June 30, 2007. The unaudited pro forma condensed consolidated financial information of Loral reflects its investment in Telesat Holding based on the historical book value of the contributed assets and liabilities of Loral Skynet to the extent of Loral’s 64% continuing economic interest in those assets and the gain related to PSP’s 36% economic interest in Telesat Holding. Loral will have a significant continuing interest in Telesat Holding and, accordingly, will only recognize a gain to the extent of PSP’s economic interest in the contributed assets and liabilities of Loral Skynet through their 36% ownership interest in Telesat Holding. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or results of operations that would actually have occurred had the transactions been consummated as of the dates or as at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

Assumptions underlying the pro forma adjustments are described in the accompanying notes which should be read in conjunction with this unaudited pro forma condensed consolidated financial information. You should read the unaudited proforma condensed consolidated financial information and the related notes thereto in conjunction with the unaudited pro forma condensed consolidated financial information and the related notes thereto of Telesat Holding and the historical consolidated financial statements and related notes thereto of Loral Skynet and Telesat Canada included elsewhere herein or previously filed with the SEC in Loral’s Current Report on Form 8-K filed on August 9, 2007, and the historical consolidated financial statements and related notes thereto of Loral, included in its Quarterly Report on Form 10-Q for the Quarterly period ended June 30, 2007 and its Annual Report on Form 10-K for the year ended December 31, 2006.

Loral Space & Communications Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in millions except per share amounts)

	Six Months Ended June 30, 2007
	Historical Consolidated Loral	Historical Loral Skynet (a)	Pro Forma Adjustments		Pro Forma
Revenues from satellite manufacturing	$379.0	$—	$31.6	(d)	$410.6
Revenues from satellite services	67.5	(69.0)	1.5	(e)	—

Total revenues	446.5	(69.0)	33.1		410.6
Cost of satellite manufacturing	347.1	—	29.3	(d)	376.4
Cost of satellite services	50.5	(50.8)	0.3	(e)	—
Selling, general and administrative expenses	75.8	(24.9)	3.4	(f)	54.3

Operating income	(26.9)	6.7	0.1		(20.1)
Interest and investment income	17.2	(2.9)	2.5	(c1)	16.8
Interest expense	(5.1)	6.3	—		1.2
Unrealized gain on foreign exchange contracts	65.5	(65.5)
Other income	0.3	(0.2)	—		0.1

Income from operations before income taxes, equity losses in affiliates and minority interest	51.0	(55.6)	2.6		(2.0)
Income tax provision	(31.8)	23.7	(1.0	)(h)	(9.1)

Income from operations before equity losses in affiliates and minority interest	19.2	(31.9)	1.6		(11.1)
Equity losses in affiliates	(1.9)	4.6	(4.6	)(c1)	(12.4)
			(0.9	)(d)
			(9.6	)(g)

Minority interest	(13.5)	13.5	—		—

Net income (loss)	3.8	(13.8)	(13.5)		(23.5)
Preferred dividends	(7.7)				(7.7)
Beneficial conversion feature related to the issuance of Loral Series A-1 Preferred Stock	(25.4)				(25.4)

Net income (loss) applicable to common stockholders	$(29.3)	$(13.8)	$(13.5)		$(56.6)

Basic and diluted loss per share	$(1.46)				$(2.82)

Weighted average shares outstanding:
Basic and diluted	20.1				20.1

Loral Space & Communications Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in millions except per share amounts)

	Year Ended December 31, 2006
	Historical Consolidated Loral	Historical Loral Skynet (a)	Pro Forma Adjustments		Pro Forma
Revenues from satellite manufacturing	$636.6	$—	$59.9	(d)	$696.5
Revenues from satellite services	160.7	(163.7)	3.0	(e)	—

Total revenues	797.3	(163.7)	62.9		696.5
Cost of satellite manufacturing	550.8	—	57.0	(d)	607.8
Cost of satellite services	98.6	(99.3)	0.7	(e)	—
Selling, general and administrative expenses	127.1	(53.2)	4.9	(f)	78.8
Gain on litigation settlement	(9.0)				(9.0)

Operating income	29.8	(11.2)	0.3		18.9
Interest and investment income	31.5	(8.7)	7.1	(c1)	29.9
Interest expense	(23.4)	17.6	—		(5.8)
Unrealized loss on foreign exchange contracts	(5.7)	5.7
Other expense	(2.1)	(1.0)	—		(3.1)

Income from operations before income taxes, equity losses in affiliates and minority interest	30.1	2.4	7.4		39.9
Income tax provision	(20.9)	5.4	(3.0	)(h)	(18.5)

Income from operations before equity losses in affiliates and minority interest	9.2	7.8	4.4		21.4
Equity losses in affiliates	(7.2)	7.0	(7.1	)(c1)	(68.2)
			(1.1	)(d)
			(59.8	)(g)
Minority interest	(24.8)	24.8	—		—

Net income (loss)	$(22.8)	$39.6	$(63.6)		$(46.8)

Basic and diluted loss per share	$(1.14)				$(2.34)

Weighted average shares outstanding:
Basic and diluted	20.0				20.0

Loral Space & Communications Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(in millions except share data)

	As of June 30, 2007
	Historical Consolidated Loral	Historical Loral Skynet (a)	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$421.6	$(14.7)	$(85.4	)(b)	$321.5
Short-term investments	104.7	—	(104.7	)(b)	—
Accounts receivable, net	12.3	(12.2)	—		0.1
Contracts-in-process	110.4	—	—		110.4
Inventories	92.8	(1.1)	—		91.7
Other current assets	122.4	(84.0)	9.7	(c)	48.6
			0.5	(c)
Due (to) from related parties		64.7	(59.7	)(c)	5.0

Total current assets	864.2	(47.3)	(239.6)		577.3
Property, plant and equipment, net	578.1	(464.5)	—		113.6
Long-term receivables	105.9	—	—		105.9
Investments in and advances to affiliates	92.3	(95.6)	95.6	(c)	92.3
Investment in New Telesat			190.1	(b)	536.6
			234.5	(c)
			112.0	(c)
Goodwill	288.4	(72.7)	—		215.7
Other assets	127.0	(61.5)	—		65.5

Total assets	$2,055.9	$(741.6)	$392.6		$1,706.9

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$73.1	$(5.3)	$—		$67.8
Accrued employment costs	37.2	(4.9)	—		32.3
Customer advances and billings in excess of costs and profits	270.7	(8.8)	—		261.9
Income taxes payable	3.8	(3.0)	3.0	(c)	3.8
Accrued interest and preferred dividends	25.6	(20.7)	—		4.9
Other current liabilities	19.2	(0.3)	0.3	(c)	19.2

Total current liabilities	429.6	(43.0)	3.3		389.9
Pension and other postretirement liabilities	173.2	(19.1)	—		154.1
Long-term debt	128.0	(128.0)	—		—
Long-term liabilities	167.9	(72.2)	23.3	(c)	119.0

Total liabilities	898.7	(262.3)	26.6		663.0

Minority interest	225.3	(225.3)	—		—

Shareholders’ equity:
Intercompany investment	—	(289.2)	289.2	(c)	—
Series A-1 Cumulative 7.5% convertible preferred stock, $0.01 par value, 2,200,000 shares authorized, 140,934 shares issued and outstanding	41.6				41.6
Series B-1 Cumulative 7.5% convertible preferred stock, $0.01 par value, 2,000,000 shares authorized, 863,404 shares issued and outstanding	254.5				254.5
Common stock, $.01 par value; 40,000,000 shares authorized, 20,274,431 shares issued and outstanding at June 30, 2007	0.2	—	—		0.2
Paid-in capital	648.5	—	—		648.5
(Accumulated deficit) Retained earnings	(48.1)	43.8	(43.8	)(c)	63.9
			112.0	(c)
Accumulated other comprehensive income (loss)	35.2	(8.6)	8.6	(c)	35.2

Total shareholders’ equity	931.9	(254.0)	366.0	(c)	1,043.9

Total liabilities and shareholders’ equity	$2,055.9	$(741.6)	$392.6		$1,706.9

Loral Space & Communications Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

(amounts in millions)

(a)	The Loral Skynet results of operations and financial position have been presented separately on the accompanying unaudited condensed consolidated statement of operations and balance sheet, respectively, to be deducted from the Loral consolidated results as the first step in determining the pro forma effect of the transactions.

(b)	Reflects the cash payments by Loral, concurrent with the close of the transactions, to redeem the Loral Skynet Series A Preferred Stock, as well as to pay all interest, redemption premium and any other amounts that may be due in respect of Loral Skynet’s senior notes, net of the cash received from Telesat Holding to effect the 64% / 36% ownership split (US$ in millions):

Loral Skynet Series A Preferred Stock	$225.3
Accrued dividends on the Loral Skynet Series A Preferred Stock	12.5
Accrued interest on the Loral Skynet senior notes	8.2
Redemption premium on the Loral Skynet senior notes	12.6
Cash received from New Telesat to effect 64% / 36% economic ownership	(43.0)

Net cash paid by Loral for its investment in Telesat Holding	215.6
Cash proceeds from Telesat Holding for the contribution of Loral Skynet	(25.5)

Net cash to be paid by Loral	$190.1

(c)	Reflects the elimination of the historical Loral Skynet equity accounts and the contribution of Loral Skynet to Telesat Holding at historical book value, as follows (in millions):

Historical net assets of Loral Skynet	$254.0
Less, excluded assets and liabilities:
Investment in XTAR(1)	95.6
Globalstar securities(1)	9.7
Due to related parties	(59.7)
Tax liabilities	(26.1)

Net assets contributed to Telesat Holding	$234.5

(1)	Income associated with assets excluded from the contribution of Loral Skynet to Telesat Holding has also been adjusted. Accordingly, equity losses of affiliates of $4.6 and $7.1 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively, relating to XTAR, and the gain on sale of Globalstar securities realized of $2.5 and $7.1 for the six months ended June 30, 2007 and the year ended December 31, 2007, respectively, have also been reinstated.

The unaudited pro forma condensed consolidated statements of operations do not reflect the non-recurring gain Loral will record related to the contribution of Loral Skynet by Loral, as follows (in millions):

Consideration received for the contribution of Loral Skynet to Telesat Holding:

Cash	CAD	27.1
Equity value in Telesat Holding		783.9

Total consideration	CAD	811.0

Adjusted to US $ ($1.00/CAD1.0654)		$761.2
Less, net cash paid by Loral for its investment in Telesat Holding		(215.6)

Net consideration for the contribution of Loral Skynet to Telesat Holding		545.6
Book value of net assets contributed per above		(234.5)

Total gain		$311.1

Partial gain to be recognized		$112.0

The partial gain to be recognized represents the total gain less the portion of that gain represented by the 64% economic interest retained, in accordance with EITF 01-2: Interpretations of APB Opinion NO. 29.

(d)	Reflects the recharacterization of intercompany sales and gross profit from SS/L to Loral Skynet that were fully eliminated in the Loral consolidated results and will now be eliminated in the “Equity (Losses) Income of Affiliates” line to the extent of Loral’s 64% economic interest in Telesat Holding, as follows ( in millions):

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Revenues	$31.6	$59.9
Cost of sales	29.3	57.0

Gross profit	$2.3	$2.9

Elimination to the extent of Loral’s economic interest (64%)	$1.5	$1.9

Elimination, net of 40% tax rate	$0.9	$1.1

(e)	Reflects the reinstatement of intercompany sales of $1.5 and $3.0 from Loral Skynet to SS/L for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively, and intercompany eliminations of $0.3 and $0.7 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively, primarily relating to depreciation expense, that were eliminated in Loral’s consolidated results.

(f)	Reflects the provisions of the agreement with PSP for Telesat Holding to pay Loral $5 annually for consulting services to be provided to Telesat Holding (in millions):

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Consulting services per agreement with Telesat Holding	$2.5	$5.0
Historical Loral Corporate expenses allocated to Loral Skynet	5.9	9.9

Excess Corporate expenses to be absorbed by Loral	$(3.4)	$(4.9)

(g)	Reflects our share of the earnings of Telesat Holding, as follows (in millions):

	Six Months Ended June 30, 2007		Year Ended December 31, 2006

Pro forma net loss of Telesat Holding in Canadian Dollars and in accordance with US GAAP	CAD	(17.2)	CAD (106.2)

Loral’s share - 64%	CAD	(11.0)	CAD (68.0)
Add 64% of the amortization on the fair value step-ups for Loral Skynet		0.1	0.2

Pro forma net loss of Telesat Holding in Canadian Dollars, as adjusted	CAD	(10.9)	CAD (67.8)

Converted to U.S. dollars at $1.00/CAD 1.1349 and $1.00/CAD 1.1344, respectively		$(9.6)	$(59.8)

(1)	The contribution by Loral of the Loral Skynet operations to Telesat Holding will be recorded by Loral at the historical book value with only partial gain recognition as described in Note (c), above. However, the contribution will be recorded by Telesat Holding at fair value. Accordingly, the amortization of the fair value step-ups applicable to the Loral Skynet assets and liabilities will be proportionately adjusted in determining Loral’s proportionate share of the earnings of Telesat Holding.

(h)	Reflects a tax provision on the pro forma adjustments using the statutory rate of 39.5%. Assumes a 100% valuation allowance on the tax benefit relating to the equity loss on affiliates described in Note (g) above.